UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of report: April 19, 2004

                 Date of earliest event reported: April 19, 2004


                                    DPL Inc.
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             (Exact name of registrant as specified in its charter)



          Ohio                          1-9052                   31-1163136
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(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)



    1065 Woodman Drive, Dayton, Ohio                           45432
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  (Address of principal executive offices)                   (Zip Code)


               Registrant's telephone number, including area code:
                                 (937) 224-6000


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          (Former name or former address, if changed since last report)

Item 6. Resignations of Registrant's Directors.

     Michael W. Grebe resigned as a director of DPL Inc. effective April 16, 2004. Mr. Grebe did not provide a letter describing any disagreement on any matter relating to the operations, policies or practices of DPL Inc.

     A copy of the press release announcing such resignation is attached hereto as Exhibit 99.1.

Item 7(c). Exhibits.

99.1  Press release of DPL Inc., dated as of April 19, 2004.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DPL Inc.

Date:  April 19, 2004


                                            /s/ Caroline E. Muhlenkamp
                                        ----------------------------------------
                                         Name:  Caroline E. Muhlenkamp
                                         Title: Group Vice President and Interim
                                                Chief Financial Officer

                                  EXHIBIT LIST


No.               Description
----              -----------
99.1              DPL Inc. Press Release, dated April 19, 2004.